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                                                                   EXHIBIT 10.16

                             PEGASUS SOLUTIONS, INC.
                           DEFERRED COMPENSATION TRUST

         This Trust Agreement is made effective the 28th day of February, 2003, by and between PEGASUS SOLUTIONS, INC., a Delaware corporation, having its principal place of business in Dallas, Texas, (the "Company"), and the CHARLES SCHWAB TRUST COMPANY (the "Trustee");

         WHEREAS, the Company sponsors two nonqualified deferred compensation plans known as the PEGASUS SOLUTIONS, INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (the "SERP") and the PEGASUS SOLUTIONS, INC. EXECUTIVE DEFERRED COMPENSATION PLAN (the "DCP") (hereinafter collectively referred to as the "Plans");

         WHEREAS, the Company has incurred or expects to incur liability under the terms of such Plans with respect to the individuals participating in such Plans;

         WHEREAS, the Company wishes to establish a trust known as the PEGASUS SOLUTIONS, INC. DEFERRED COMPENSATION TRUST (hereinafter called the "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of the Company's creditors in the event of the Company's Insolvency, as defined in Section 3(a) herein, until paid to participants in the Plans and their beneficiaries in such manner and at such times as specified in the Plans;

         WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plans as unfunded Plans maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended;

         WHEREAS, it is the intention of the Company to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plans;

         NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows in this Trust
Agreement:

SECTION 1.        ESTABLISHMENT OF TRUST.

         (a) The Company hereby deposits with Trustee in trust One Dollar ($1.00), which shall become the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement. As soon as administratively possible after December 31, 2002, the Company shall deposit cash sufficient to fund 50% of the FAS 87 SERP pension expense for the 2000, 2001, and 2002 fiscal years. Thereafter, no later than December 31st of each calendar year, the




PEGASUS SOLUTIONS, INC. DEFERRED COMPENSATION TRUST

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                  Company shall deposit cash to the Trust sufficient to fund 50%
                  of the FAS 87 SERP pension expense for the current fiscal year to the extent that at least 50% of the accumulated FAS 87 SERP pension expense has not been funded pursuant to Section 1(f) of the Trust. Amounts that are credited under the DCP shall be deposited in cash to the Trust as soon as administratively practicable after the crediting date.

         (b) The Trust hereby established shall be irrevocable, unless terminated in accordance with Section 18 hereof.

         (c) The Trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

         (d) The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of participants in the Plans and general creditors as herein set forth. participants in the Plans and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plans and this Trust Agreement shall be mere unsecured contractual rights of participants in the Plans and their beneficiaries against the Company. Any assets held by the Trust will be subject to the claims of the Company's general creditors under federal and state law in the event of Insolvency, as defined in Section 3(a) herein.

         (e) The Company, in its sole discretion, may at any time, or from time to time, make deposits of cash or other property (in addition to those required deposits pursuant to Section 1(a) of the Trust) in trust with Trustee, to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Neither Trustee, any participant in the Plans, nor any beneficiary shall have any right to compel such additional deposits.

         (f) The Company shall, as soon as administratively practicable, but no later that ninety (90) days after the occurrence of a Change of Control, contribute to the Trust the amount by which the present value amount in (1) below exceeds the value of all Trust assets as of the applicable date:

                  (1) The present value of all benefits (vested and unvested) payable under the Plans on a pre-tax basis to participants in the Plans. Each participant's benefit for purposes of calculating present value shall be the highest benefit the participant would have accrued under the Plans within the twenty-four
                           (24) months following such event, assuming that the participant's service continues for twenty-four (24) months at the same rate of compensation, that the participant continues to make future deferrals under the DCP in accordance with his prior elections, and that the participant is terminated at a time when the participant is entitled to




PEGASUS SOLUTIONS, INC. DEFERRED COMPENSATION TRUST

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                           receive any benefit enhancement provided by the Plans
                           upon a Change of Control. Any benefit enhancement or right with respect to the Plans which is provided under a participant's employment or severance agreement shall be taken into account in making the foregoing calculation insofar as it may increase benefits under the Plans.

                  (2) The calculations required under Sections 1(a) or 1(f) shall be made by the Company, or a qualified actuary or consultant selected by the Administrator of the Plans, based on the terms of the Plans and the actuarial assumptions and methodology set forth in Appendix A attached hereto. Before a Change of Control, Appendix A may be revised by the Administrator from time to time. After a Change of Control, Appendix A may be revised only with the written consent of 100% of the participants (or beneficiaries of any deceased participants).

         (g) Whenever the Company makes a contribution to the Trust pursuant to Sections 1(a) or 1(f) it shall furnish the Trustee with a written statement setting forth the computation of all required amounts contributed. The Trustee shall have no duty or responsibility to review or otherwise question any such computation. Whenever a Change of Control occurs or the Company makes a contribution pursuant to Section 1(f), the Company shall deliver to the Trustee, contemporaneously with or immediately prior to such event, a schedule (the "Payment Schedule") indicating the amounts payable under each Plan in respect of each participant, or providing a formula or instructions acceptable to the Trustee for determining the amounts so payable, the form in which such amounts are to be paid (as provided for or available under the Plans) and the time of commencement for payment of such amounts. The Payment Schedule shall include any other necessary instructions with respect to benefits under the Plans payable under the Plans and any conditions with respect to any participant's entitlement to, and the Company's obligation to provide, such benefits, and such instructions may be revised from time to time to the extent so provided under the Plans or this Trust Agreement.

                  A modified Payment Schedule shall be delivered by the Company to the Trustee (i) at each time that additional amounts are required to be paid by the Company to the Trustee pursuant to
                  Section 1(f) and (ii) upon the occurrence of any event requiring a modification of the Payment Schedule. The Company shall also furnish a Payment Schedule or modified Payment Schedule for any or all Plan(s) upon request by the Trustee at any other time. Whenever the Company is required to deliver to the Trustee a Payment Schedule or a modified Payment Schedule, the Company shall also deliver at the same time to each participant the respective portion of the Payment Schedule or modified Payment Schedule that sets forth the amount payable to that participant.

PEGASUS SOLUTIONS, INC. DEFERRED COMPENSATION TRUST

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SECTION 2.        TRUST FUND.

         (a) All contributions or transfers shall be received by the Trustee in cash, policies of life insurance, if acceptable to the Trustee, or such other assets that are acceptable to the Trustee. The Trust Fund consists of the contributions and transfers received by the Trustee, together with the income and earnings from them and any increments to them, less any investment losses and any payments and distributions that at the time of reference have been made by the Trustee in accordance with the Company's Plans. The Trustee shall have no duty to (i) compute any amount required to be transferred or paid to it by the Company, (ii) collect any contributions or transfers to the Trust Fund, or (iii) determine whether any contribution or transfer complies with the terms of the Plans.

         (b) The Trustee shall accept a transfer of cash or other property acceptable to the Trustee directly from the trustee of any other trust under the Company's Plans only at the direction of the person appointed by the board of directors of the Company to administer the Plans (the "Administrator").

         (c) The Trustee shall have no responsibility with respect to such transferred assets except to receive such assets and to hold and administer the same thereafter in accordance with this Trust Agreement. Further, the Trustee shall not be responsible for any act or omission of a predecessor trustee or any other person with respect to such transferred assets and shall not be required to make any claim or demand against any of such persons unless the Company requests in writing that the Trustee make such claim or demand.

         (d) If the Company creates or maintains one or more nonqualified deferred compensation plans in addition to the Plan, the Company may request the Trustee to hold the assets of such additional Plan or plans in the Trust Fund. The Administrator shall keep records showing the interest of the Plans and each additional Plans in the Trust Fund unless the Trustee enters into an agreement with the Company to keep separate accounts for each such plan. The Company and the Administrator shall not permit or cause the assets of one Plans to be used to pay benefits or the administrative expenses of any other Plans with the assets in the Trust Fund.

SECTION 3.        INVESTMENT AND MANAGEMENT OF PLAN ASSETS.

         (a) The Company 's president or other duly authorized official shall certify in writing to the Trustee the names and specimen signatures of all persons authorized to act as or on behalf of the Plan's named fiduciary, including the Administrator and these names and specimen signatures shall be updated as necessary by the president or other duly authorized official.

         (b) The person or persons who direct investment of all or part of the Trust Fund ("Authorized Person") include the Administrator and an Investment Manager (provided that the conditions in paragraph (b) below are satisfied). The Authorized Person, or such person's duly appointed delegate, who may be



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                  Charles Schwab & Co., Inc. or its successor or assign serving from time to time, which shall be a broker-dealer registered under the Securities Act of 1934, as amended ("the Broker") or the recordkeeper (also referred to as "Authorized Person"), shall direct the Trustee as to investment of assets of the applicable part of the Trust Fund according to procedures agreed to by the Administrator and the Trustee.

                  (1) Administrator. The Administrator shall notify the Trustee in writing of the identity of the person authorized to act for the Administrator. The Administrator shall have the power to manage, acquire and dispose of the assets of the Trust Fund over which the Administrator exercises control. The Trustee shall not be liable for any acts or omissions of the Administrator or have an obligation to invest or otherwise manage any asset of the Trust Fund subject to the Administrator's control.

                  (2) Investment Manager. If and to the extent the Company designates an Investment Manager as the Authorized Person, the Investment Manager shall have the power to manage, acquire and dispose of assets of the Trust Fund over which the Investment Manager exercises control. The Company must notify the Trustee in writing of the appointment of each Investment Manager, and the assets over which each Investment Manager shall exercise control. The Company also shall cause the Investment Manager to acknowledge to the Trustee in writing that the Investment Manager is a fiduciary to the Plans with respect to the assets under its control. If the Company appoints more than one Investment Manager, the Company shall be responsible for establishing a diversification policy and monitoring compliance among the Investment Managers.

                           The Trustee shall not be liable for any acts or omissions of the Investment Manager or have an obligation to invest or otherwise manage any asset of the Trust Fund subject to the Investment Manager's control. If the Company revokes the appointment of an Investment Manager, the investment responsibility that had been delegated to the Investment Manager shall revert to the Company unless the Company appoints a successor Investment Manager.

         (c) The Trustee does not have any of the investment responsibilities normally or statutorily incident to the office of Trustee. Rather, the Trustee acts solely as custodian of the Trust Fund and has only those powers and responsibilities that are necessary to enable it to perform its custodial functions.

                  The Trustee:

                  (1) Shall not be liable for losses or unfavorable results that may occur because the Trustee complies with the investment directions of the Authorized Person; and


PEGASUS SOLUTIONS, INC. DEFERRED COMPENSATION TRUST

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                  (2)      Shall only act upon receipt of proper direction from
                           an Authorized Person and shall have no duty to question any direction issued by the Authorized Person, to review any asset over which the Authorized Person has investment responsibility or to make any suggestions to the Authorized Person regarding investments.

         (d) The Trustee shall manage and administer the Trust Fund without distinction between principal and income.

         (e) The Trustee shall not be responsible for the diversification of assets held in the Trust for the Plan. The Company or the Authorized Person shall, instead, be responsible for diversifying assets held in the Trust.

         (f) The Trustee is authorized to maintain reasonable balances of uninvested cash to facilitate the orderly administration of the Trust Fund without liability for interest.

         (g) The Trustee shall have no obligation to determine the existence of any conversion, redemption, exchange, subscription or other right relating to any securities that an Authorized Person directs the Trustee to purchase for the Account for which notice was given prior to purchase. The Trustee has no obligation to exercise any such right unless the Authorized Person informs the Trustee of the existence of the right and instructs the Trustee to exercise such right, in writing within a reasonable time before the right expires.

         (h) If the Authorized Person directs the Trustee to purchase, retain or sell securities issued by any foreign government or business entity, the Authorized Person shall be responsible for advising the Trustee in writing of any laws or regulations of any foreign countries or any U.S. territories or possession that apply to such securities including, without limitation, laws and regulations affecting dividends or interest on such securities.

         (i) The Trustee delegates to the Broker the duty to hold and account for assets of the Trust Fund which are securities that are publicly traded on a national securities exchange, shares or units issued by an investment company registered under the Investment Company Act of 1940, as amended, certificates of deposit and obligations issued by the U.S. Government, its agencies and instrumentalities. The Broker shall keep records and accounts of all investments, receipts, disbursements and other transactions that affect the value or identity of Trust Fund assets in the Broker's possession. The Trustee's delegation shall be deemed to be made upon the Trustee's acceptance of the Company's Plans.

         (j) In no event may Trustee invest in securities (including stock or rights to acquire stock) or obligations issued by the Company, other than a de minimis amount held in common investment vehicles in which Trustee invests.


PEGASUS SOLUTIONS, INC. DEFERRED COMPENSATION TRUST

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         (k)      With respect to the assets of the Trust associated with the
                  SERP, all rights associated with such assets shall be exercised by Trustee at the direction of the Company or its Authorized Person, and such rights shall in no event be exercisable by or rest with participants in the SERP.

         (l) With respect to the assets of the Trust associated with the DCP, all rights associated with such assets shall be exercised by Trustee at the direction of the Company or its Authorized Person, and such rights shall in no event be exercisable by or rest with participants in the DCP. The DCP participants' deemed investment elections among the investment funds designated by the Company may be considered as investment alternatives, but the Trustee is under no obligation to invest in or mirror any participant's deemed election in the investment funds.

SECTION 4.        INVESTMENTS.

         (a) Subject to any general or specific investment guidelines formulated by the Company or the Administrator, the Authorized Person may cause the Trust Fund to be invested and reinvested in every kind of investment including, without limitation, publicly traded equity and debt interests of all kinds issued by domestic or foreign governments, business organizations, limited partnerships, investment companies and trusts or other entities, convertible securities of all kinds, interest-bearing deposits in any depository institution (including The Charles Schwab Trust Company ("CSTC") or any affiliate of CSTC), Company Stock, money market securities of all kinds, collective investments, as described in (b) below and insurance contracts as described in (c) below.

         (b) Subject to the following provisions, the assets of the Trust Fund may be invested and reinvested, in whole or in part, in any common investment fund (referred to as the "fund") maintained by CSTC or an Investment Manager in which the Trust Fund is eligible to participate. Notwithstanding any other provision of this Trust Agreement, to the extent Trust Fund assets are invested in any such fund, the terms of the fund's governing instrument shall govern the investment responsibilities and powers of the entity responsible for management of the fund (referred to as "fund manager"), and the terms of such governing instrument shall be incorporated into the Trust Agreement. The value of any interest in a fund held by the Trust Fund shall be the fair market value of the interest as determined by the fund manager in accordance with the fund's governing instrument. For purposes of valuation of the Trust Fund assets, the Trustee shall be entitled to rely conclusively on the value reported by the fund manager.

                  The Trust Fund may be invested in a pooled investment vehicle funded by contracts issued by an insurance company qualified to do business in a state including, without limitation, group annuity and guaranteed investment contracts. Any such contract may provide for the allocation of amounts received by the insurance company to its general account, one or more of its separate accounts


PEGASUS SOLUTIONS, INC. DEFERRED COMPENSATION TRUST

                                     PAGE 7
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                  (including pooled separate accounts), or both. To the extent
                  Trust Fund assets are allocated to a separate account of an insurance company, the Company shall appoint the insurance company as an Investment Manager as provided above. Notwithstanding any other provision of the Trust Agreement, the terms of the contract(s) governing the separate account(s) in which the Trust Fund is invested shall govern the investment responsibilities and powers of the insurance company and, to the extent required by law, the terms of such contract(s) shall be incorporated into the Trust Agreement.

         (c) To the extent permitted by the Plan, the Authorized Person may direct the Trustee to apply for and purchase annuity contracts and retain or purchase life insurance contracts (referred to as "contracts") from an Insurer, subject to the following provisions:

                  (1) The Authorized Person shall be responsible for ensuring that the purchases conform with all requirements under the Plan, if any, and any rules and policies established by the Administrator regarding the form, value, optional settlement methods and other provisions of the contracts. The Trustee shall not be responsible for the validity or proper execution of any contract delivered to it, or any act of any person which renders the contract void or voidable. The Trustee shall have no duty to inform participants of the terms and conditions of any such contract.

                  (2) The Administrator shall instruct the Insurer to notify the Administrator of all premiums becoming due under the contracts. The Administrator shall deliver all premium notices to the Trustee, together with a direction to the Trustee to pay the premiums out of the Trust Fund. The Trustee shall have no responsibility for paying the premium unless the Administrator provides written instructions directing the Trustee to pay the premium and sufficient assets of the Trust Fund are available for that purpose.

                  (3) The Administrator shall cause the Trustee to be designated as the sole owner of any such contract, with sole power to exercise all rights, privileges, options and other incidents of ownership at the Administrator's direction. The Administrator from time to time shall direct the Trustee regarding the designation of a beneficiary of the death benefit payable under any such contract in accordance with the applicable provisions of the Plan.

         (d) An Authorized Person may not direct the investment of assets of the Trust Fund in assets that are not acceptable to the Trustee.

SECTION 5.        TRUSTEE POWERS.

         In its administration of the Trust Fund, the Trustee shall have and exercise whatever powers are necessary to discharge its obligations and exercise its rights under the Trust


PEGASUS SOLUTIONS, INC. DEFERRED COMPENSATION TRUST

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Agreement. Subject to the direction of the Authorized Person, the Trustee shall have full power and authority with respect to property held in the Trust Fund to do all such acts, take all proceedings, and exercise all such rights and privileges, whether specifically referred to or not in this document, as could be done, taken, or exercised by the absolute owner, including, without limitation, the following:

        (a) To collect income generated by the Trust Fund investments and proceeds realized on the sale or disposition of assets and to hold the same pending reinvestment or distribution in accordance with this Trust Agreement;

        (b) To register Trust Fund property in the Trustee's own name, in the name of a nominee or in bearer form, provided the Trustee's records and accounts show that such property is an asset of the Trust Fund;

        (c) To deposit securities in a security depository and permit the securities so deposited to be held in the name of the depository's nominee, and to deposit securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof, including securities evidenced by book entry rather than by certificate, with the U.S. Department of the Treasury, a Federal Reserve Bank or other appropriate custodial entity, in the same account as the Trustee's own property, provided the Trustee's records and accounts show that such securities are assets of the Trust Fund;

        (d) To hold securities issued by a foreign government or business entity at a foreign office of the Trustee or any of its affiliates, or to deposit such securities with a foreign securities depository or bank regulated by a government agency or regulatory authority in the foreign jurisdiction, and to permit the securities so deposited to be held in the nominee name of the depository or bank, provided that the Trustee's records and accounts show that such securities belong to the Trust Fund;

        (e)       To retain the property in the Trust;

         (f) To sell Trust assets, at either public or private sale, at such time or times and on such terms and conditions as it may deem appropriate;

        (g) To consent to or participate in any plan for the reorganization, consolidation, or merger of any business unit, any security of which is held in the Trust Fund, to pay calls and assessments imposed upon the owners of such securities as condition of their participating therein, and to consent to any contract, lease, mortgage, purchase or sale of property, by or between such business unit and any other party;

        (h) To exercise or dispose of any right it may have as the holder of any security, to convert the same into another security, to acquire any additional security or securities, to make any payments, to exchange any security, or to do any other act with reference thereto;

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        (i)       To renew or extend the time of payment of any obligation due or becoming due;

        (j)       To grant options to purchase property held in the Trust;

        (k) To compromise, arbitrate, or otherwise adjust or settle claims in favor of or against the Trust and to deliver or accept consideration in either total or partial satisfaction of any indebtedness or other obligation, and to continue to hold property so received for the period of time that the Trustee deems appropriate;

        (l) To exchange any property for other property upon such terms and conditions as the Trustee may deem proper and to give or receive money to effect equality in price;

        (m) To foreclose any obligation by judicial proceeding or otherwise;

        (n) To sue or defend in connection with any and all securities or property at any time received or held in the Trust Fund and to charge against the Trust Fund all reasonable expenses and attorney's fees in connection therewith;

        (o) To borrow money from any person, unless otherwise prohibited, with or without giving security;

        (p) To deposit any security with any protective or reorganization committee, and to delegate to that committee such power and authority as the Trustee may deem proper, and to agree to pay out of the Trust Fund that portion of the expenses and compensation of that committee as the Trustee may deem proper;

        (q) To deliver to the Company, or the person or persons identified by the Company, proxies and powers of attorney and related informational material, for any securities or other property held in the Trust. The Authorized Person shall instruct the Trustee as to the voting of stock and tendering of shares over which such Authorized Person exercises control according to procedures developed by the Company and Trustee. In no event shall the Trustee be responsible for voting shares of securities held in the Trust or for ascertaining or monitoring whether, or how, proxies are voted or whether the proper number of proxies is received;

        (r) To appoint agents as necessary or desirable, including legal counsel who may be counsel for the Company;

        (s) To hold that portion of the Trust Fund as the Trustee may deem necessary for ordinary administration and for the disbursement of funds in cash, without liability for interest, by depositing the same in any bank (including deposits which bear a reasonable rate of interest in a bank or similar financial institution supervised by the United States or a State, even where a bank or financial


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                  institution is the Trustee, or otherwise is a fiduciary of the
                  Plan, including CSTC), subject to the rules and regulations governing such deposits, and without regard to the amount of any such deposit;

        (t) To retain group or individual insurance contracts of all kinds;

        (u) If directed by the Authorized Person, to acquire, hold, and administer limited partnership interests, or interests in other specialized investment vehicles, provided that the Authorized Person signs any agreement or other necessary documents requested by the Trustee prior to entering into the transaction;

        (v) To write covered call options on securities where appropriate for the Trust, provided that any such transaction is in conformity with the Plans and all applicable rules, regulations and laws governing the Trustee, the Plan, and this Trust;

        (w) To the extent permitted under applicable laws, to invest in deposits, long and short term debt instruments, stocks, and other securities, including those of CSTC, The Charles Schwab Corporation (the "Public Company"), Charles Schwab & Co., Inc. (the "Broker/Dealer"), their affiliates and subsidiaries;

        (x) To combine certificates representing securities with certificates of the same issue held by the Trustee for other fiduciary accounts; and

        (y) If directed by the Authorized Person, to pool all or any portion of the Trust Fund with assets belonging to any other nonqualified deferred compensation or employee pension benefit trust created by the Company or any Affiliated Company, and to commingle such assets and make joint or common investments and carry joint accounts on behalf of the Plans and such other trust or trusts, allocating undivided shares or interests in such investments or accounts or any pooled assets of the two or more trusts in accordance with their respective interests.

SECTION 6.        USE OF AFFILIATES (IF CSTC IS THE TRUSTEE).

         (a) CSTC is authorized to contract or make other arrangements with the Public Company, the Broker/Dealer, their affiliates and subsidiaries, successors and assigns and any other organizations affiliated with or subsidiaries of CSTC or related entities, for the provision of services to the Trust or Plans, except where such arrangements are prohibited by law or regulation.

         (b) CSTC is authorized to place securities orders, settle securities trades, hold securities in custody, and other related activities on behalf of the Trust through or by the Broker/Dealer whenever possible, unless the Authorized Person specifically instructs the use of another broker/dealer. Trades (and related activities) conducted through the Broker/Dealer shall be subject to fees and


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

                  commissions established by the Broker/Dealer, which may be paid from the Trust or netted from the proceeds of trades. Trades shall not be executed through the Broker/Dealer, however, unless the Company and the Authorized Person have received disclosure concerning the relationship of the Broker/Dealer to CSTC, and fees and commissions which may be paid to the Public Company, Broker/Dealer, CSTC and/or their affiliates or subsidiaries as a result of using the Broker/Dealer's execution or other services.

         (c) CSTC is authorized to disclose such information as is necessary to the operation and administration of the Trust to the Public Company or any of its affiliates, and to such other persons or organizations that CSTC determines have a legitimate business purpose for obtaining such information.

         (d) At the direction of the Authorized Person, CSTC may purchase shares of regulated investment companies (or other investment vehicles) advised by the Public Company, Broker/Dealer or CSTC or any affiliate of any of them ("Schwab Funds") except to the extent that such investment is prohibited by law or regulation. Schwab Fund shares may not be purchased or held by the Trust, however, unless the Authorized Person has received disclosure concerning the Public Company's, Broker/Dealer's, CSTC's, and/or their affiliate's or subsidiary's relationship to the Funds, and any fees which may be paid to the Public Company, Broker/Dealer, CSTC and/or their affiliates or subsidiaries.

SECTION 7.        PAYMENTS TO PARTICIPANTS IN THE PLANS AND THEIR BENEFICIARIES.

         (a) The Trustee shall make distributions, deliveries or transfers of money or property from the Trust Fund as specified in written directions from the Company as long as the Company is not Insolvent. The Trustee shall have no liability for making any distribution, delivery or transfer pursuant to the direction of the Company and shall be under no duty to make inquiry whether any distribution, delivery or transfer directed by the Company is made pursuant to the provisions of the Plans or pursuant to a domestic relations order approved by the Company, nor shall the Trustee be responsible for the adequacy of the Trust Fund to discharge any and all payments and liabilities under the Plan. If the Company instructs the Trustee to make payments subject to certain conditions, the Company will have sole responsibility for confirming whether the conditions exist and for notifying the Trustee if they do not. Unless the Company notifies the Trustee differently, the Trustee will be entitled to assume that any contingencies that apply to a distribution have been satisfied. If the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plans, that participant's shortfall in benefits shall be paid, first from such participant's pro rata share of any excess amounts allocated to other participants' Accounts , and second, from the general assets of the Company as each payment falls due. If there are no excess amounts in the Trust, then the participant shall have a claim only against the Company and the Trustee shall have no liability for the unpaid accrued benefits of the participant. Trustee shall


PEGASUS SOLUTIONS, INC. DEFERRED COMPENSATION TRUST

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

                  notify Company if principal and earnings are not sufficient to make payments of benefits in accordance with the terms of the Plans.

         (b) If the Trustee is directed by the Company to make a distribution, the Trustee may, but need not follow such direction if the Trustee shall deem it necessary to delay any distribution pending compliance with any legal requirements, including, without limitation, the probate of a will, the appointment of a personal representative, the payment or provision for estate or inheritance taxes, or for death duties or otherwise. In these circumstances, the Trustee shall notify the Company of the need for the delay and shall thereafter take no action pending the receipt of (i) the Company's instructions to distribute notwithstanding such requirements and (ii) an agreement from the Company, in a form satisfactory to the Trustee, protecting the Trustee from any liability arising out of noncompliance with such requirements. Until the Company has acted in accordance with clauses (i) and (ii) of the preceding sentence, the Company shall hold the Trustee harmless from and indemnify it for any liability and related expenses that arise from such delay.

         (c) Distributions or transfers by the Trustee shall be transmitted to the Company or its designee for delivery to the proper payees or to payee addresses supplied by the Company or its designee, and the Trustee's obligation to make such payments shall be satisfied upon such transmittal. The Trustee shall have no obligation to determine the identity of persons entitled to disbursements under the Plans or their addresses. The Trustee shall not be required to make any disbursement in excess of the liquidated value of the Trust Fund at the time of the disbursement.

         (d) If a dispute arises over the identity of any person who has a right to benefit payments under the Plans, or the extent of the person's interest, the Trustee may withhold the payment or delivery until the dispute is resolved by arbitration, adjudicated by a court of competent jurisdiction or settled by written agreement among the parties who are affected. Until the dispute is resolved, the Trustee will hold the disputed assets and invest them in a money market fund selected by the Company unless the Company provides contrary investment instructions.

         (e) The Trustee will refer all inquiries and correspondence pertaining to any benefit payment, and all legal process served on the Trustee that is related to any benefit payments or an Account, to the Company. The Company must respond to the inquiries, correspondence or legal process.

         (f) The Company may make payment of benefits directly to the participants in the Plans or their beneficiaries as they become due under the terms of the Plans. The Company shall notify Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plans, the Company shall make the balance of each such payment as it falls due. Trustee


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

                  shall notify the Company where principal and earnings are not sufficient.

         (g) The Trustee is authorized, to the extent required under applicable law, to withhold from distributions to any payee an amount that the Trustee determines is necessary to cover federal and state taxes, and the Trustee is required to withhold such amounts if so directed by the Company. If the Company directs the Trustee to withhold from any payment to a participant or beneficiary any amounts to satisfy federal, state or local income tax or other taxes or charges, the Trustee shall deduct and withhold such amounts and transmit such amounts to the Company for payment to the appropriate taxing authorities. It is agreed that the Company is the "Employer" for purposes of satisfying any applicable withholding requirements, that the Company has the exclusive control over the amount and timing of benefit payments from the Fund and that the Trustee is not the agent for the Company for purposes of withholding income or other taxes. The Company shall furnish to the Trustee all information necessary to carry out such withholding, or, if such information is not provided to the Trustee, then the Company shall hold the Trustee harmless from and indemnify it for any liability and related expenses that arise in connection with improper withholding or failure to withhold.

         (h) The Company will be the payor for the purposes of Section 3402 of the Internal Revenue Code of 1986, as amended (the "Code") and agrees to prepare information on the amount and taxable portion of each distribution made to participants or their beneficiaries, including preparation of IRS Form 1099-R and/or IRS Form W-2.

SECTION 8. TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO TRUST BENEFICIARY WHEN THE COMPANY IS INSOLVENT.

         (a) Trustee shall cease payment of benefits to participants in the Plans and their beneficiaries if the Company is Insolvent. The Company shall be considered "Insolvent" for purposes of this Trust Agreement if (1) the Company is unable to pay its debts as they become due, or (2) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

         (b) At all times during the continuance of this Trust, the principal and income of the Trust shall be subject to claims of general creditors of the Company under federal and state law as set forth below.

                  (1) The Board of Directors of the Company (the "Board") and the Chief Executive Officer of the Company shall have the duty to inform Trustee in writing of the Company's Insolvency. If a person claiming to be a creditor of the Company alleges in writing to Trustee that the Company has become Insolvent, Trustee shall determine whether the Company is Insolvent and, pending such determination, Trustee shall discontinue payment of benefits to participants in the Plans or their beneficiaries.


PEGASUS SOLUTIONS, INC. DEFERRED COMPENSATION TRUST

                  (2) Unless Trustee has actual knowledge of the Company's Insolvency, or has received notice from the Company or a person claiming to be a creditor alleging that the Company is Insolvent, Trustee shall have no duty to inquire whether the Company is Insolvent. Trustee may in all events rely on such evidence concerning the Company's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning the Company's solvency.

                  (3) If at any time Trustee has determined that the Company is Insolvent, Trustee shall discontinue payments to participants in the Plans or their beneficiaries and shall hold the assets of the Trust for the benefit of the Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of participants in the Plans or their beneficiaries to pursue their rights as general creditors of the Company with respect to benefits due under the Plans or otherwise.

                  (4) Trustee shall resume the payment of benefits to participants in the Plans or their beneficiaries in accordance with Section 7 of this Trust Agreement only after Trustee has determined that the Company is not Insolvent (or is no longer Insolvent).

         (c) Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to Section 8(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to participants in the Plans or their beneficiaries under the terms of the Plans for the period of such discontinuance, less the aggregate amount of any payments made to participants in the Plans or their beneficiaries by the Company in lieu of the payments provided for hereunder during any such period of discontinuance.

SECTION 9.        PAYMENTS TO THE COMPANY.

         The Company shall have no right or power to direct Trustee to return to the Company or to divert to others any of the Trust assets before all payment of benefits have been made to participants in the Plans and their beneficiaries pursuant to the terms of the Plans.

SECTION 10.       DISPOSITION OF INCOME.

         During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

SECTION 11.       ACCOUNTING BY TRUSTEE.

         (a) Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such


PEGASUS SOLUTIONS, INC. DEFERRED COMPENSATION TRUST
                  specific records as shall be agreed upon in writing between the Company and Trustee. Within sixty (60) days following the close of each calendar year and within sixty (60) days after the removal or resignation of Trustee, Trustee shall deliver to the Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchase or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be. Unless the Company files with the Trustee written objections within sixty (60) days after such accounting has been mailed or otherwise delivered, the accounting shall be deemed to have be approved.

         (b) If the account is not settled as provided above, the Trustee, Company or the Administrator shall have the right to apply to a court of competent jurisdiction at the expense of the Trust Fund for a judicial settlement of the accounting. Any judgment or decree enter in such proceedings shall be conclusive on all persons interested in the Trust Fund.

         (c) The Trust Fund shall be valued under the applicable Plan provisions, if any, but in any event not less than annually at fair market value. Except as specified below, in the absence of fraud or bad faith, the Trustee's valuation of the Trust Fund shall be conclusive. The reasonable costs incurred in establishing values of the Trust Fund shall be charged against the Trust Fund, unless paid by the Company.

         (d) Notwithstanding any other provision of this Section 11, if the Trustee determines that the Trust Fund consists in whole or in part of property not traded freely on a recognized market, or that information necessary to ascertain the fair market value is not readily available, the Trustee may request instructions from the Administrator concerning the value of such property for all purposes under the Plan and this Trust Agreement, and the Administrator shall comply with that request. The Trustee shall be entitled to rely upon the value placed upon such property by the Administrator. At the Trustee's option, it may request that the Administrator hire an independent appraiser that meets the requirements of Code section 170(a)(1) to value the property. Alternatively, if the Trustee chooses, or if the Administrator shall fail or refuse to instruct the Trustee on the value of such property within thirty (30) days after receipt of the Trustee's request, the Trustee at its sole discretion may engage an independent appraiser to determine the fair market value of such property. Any expenses with respect to such appraisal shall be paid by the Trustee out of the Trust Fund or, at the option of the Company.

         (e) All directions, notices and other communications required or permitted by the Trust Agreement shall be in writing and delivered by mail or hand delivery. The Trustee in its absolute discretion may accept or transmit directions or notices

PEGASUS SOLUTIONS, INC. DEFERRED COMPENSATION TRUST
                  given by facsimile, telex, telegram, telephone or any form of electronic communication that the Trustee reasonably believes in good faith to be genuine unless and until the Administrator notifies the Trustee in writing that such alternative forms of communication are not authorized. If the Trustee chooses to accept one or more alternative methods of communication, the Administrator or the Authorized Person will be required to follow reasonable procedures adopted by the Trustee for written confirmation. In addition, oral instructions may be recorded by the Trustee. If the Administrator or the Authorized Person fails or refuses to comply with the Trustee's confirmation procedures, the Trustee will be entitled to refuse to comply with such directions without incurring any liability. All directions, notices and other communications given under the terms of the Trust Agreement will be deemed effective on receipt.

SECTION 12.       RESPONSIBILITY OF TRUSTEE.

         (a) Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Company which is contemplated by, and in conformity with, the terms of the Plans or this Trust and is given in writing by the Company. In the event of a dispute between the Company and a party, Trustee may apply to a court of competent jurisdiction to resolve the dispute.

         (b) If Trustee undertakes or defends any litigation arising in connection with this Trust or any litigation arising by reason of any act or conduct of the Trustee (except fraudulent, willful or criminal misconduct or gross negligence of the Trustee) in connection with this Trust, the Company agrees to indemnify Trustee against Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If the Company does not pay such costs, expenses and liabilities in a reasonably timely manner, Trustee may obtain payment from the Trust.

         (c) The Trustee may consult with legal counsel of its choice, including counsel for the Company, upon any question or matter arising hereunder and the opinion of such counsel when relied upon by the Trustee shall be evidence the Trustee was acting in good faith.

         (d) Trustee shall have, without exclusion, all powers conferred on Trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.


PEGASUS SOLUTIONS, INC. DEFERRED COMPENSATION TRUST

         (e) However, notwithstanding the provisions of Section 12(d) above, Trustee may loan to the Company the proceeds of any borrowing against an insurance policy held as an asset of the Trust.

         (f) In the event the Trustee requests instructions from the Company, the Trustee may await such instructions without incurring liability for the failure to take action in the absence of such instructions. Notwithstanding the foregoing, if the Company fails to provide instructions, the Trustee may take any action appropriate to carry out the purposes of the Trust Agreement without incurring liability for such actions.

         (g) With advance written consent of the Company, the Trustee is authorized to disclose such information that it considers necessary or proper in the administration of the Trust Fund (including, but not limited to, the existence, nature, terms, and conditions of the Trust Fund and/or the Trust Agreement) to such other persons or organizations that the Trustee determines have a legitimate business purpose for obtaining such information.

         (h) The parties acknowledge that the Trustee, in the course of its business, may obtain nonpublic information concerning corporations and other business entities including the Company (referred to as "issuers") which may be relevant to an investment decision involving the issuers' securities. However, the Trustee will have no responsibility for failing to use such information in the exercise of its duties under the Trust Agreement or for the benefit of any other person having investment responsibility.

         (i) The Trustee shall not be a named fiduciary under the Plans and shall not have the authority to interpret or construe the Plan.

         (j) No person dealing with the Trustee shall be obligated to ensure the proper application of any money paid or property delivered to the Trustee, nor shall any such person be required to recognize any limitations or restrictions in the provisions of the agreement, question the authority of the Trustee to receive and receipt any money becoming due and payable to the Trustee or inquire whether the Trustee has obtained the direction or approval of the Company, the Company, or the Authorized Person to a proposed action. Any person dealing with the Trustee may accept the certification of the Trustee as conclusive evidence of any matter or question relating to the Trust Agreement or the administration of the Trust Fund.

         (k) Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or by applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.


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                                    PAGE 18

SECTION 13.       COMPENSATION AND EXPENSES OF TRUSTEE.

         (a) The Company shall pay the Trustee quarterly its expenses in administering the Trust Fund and reasonable compensation for its services as Trustee at a rate set forth in the written service agreement for the Plans between the Trustee or an affiliate of the Trustee and the Company for administrative services performed in connection with the Plan, and as amended from time to time. The Trustee reserves the right to alter this rate of compensation at any time by providing the Company with notice of such change at least sixty (60) days prior to its effective date. Reasonable compensation shall include compensation for any extraordinary services or computations required, such as determination of the value of assets when current market values are not published, expenses for the service of an independent appraiser in connection with Company Stock (if any) which ceases to be "readily tradable", and the covering of overdrafts.

         (b) At the direction of the Company, the Trustee shall pay from the Trust any fees and expenses payable to parties other than the Trustee that are incurred by the Company in administering the Company 's Plans.

SECTION 14.       INDEMNIFICATION.

         In addition to any specific indemnification given the Trustee under other provisions of the Trust Agreement, the Company hereby indemnifies the Trustee and its officers, directors, employees, agents and affiliates ("Indemnitees") against, and shall hold the Indemnitees harmless from, any and all losses, claims, liabilities, and expenses (including reasonable attorney's fees and costs of defense) imposed upon or incurred by the Indemnitees as a result of any acts taken, or any failure to act, in accordance with directions from the Administrator, Authorized Person, Investment Manager or any other person specified in this Trust Agreement, or any designee of any such person, or by reason of the Indemnities' good faith execution of their duties with respect to the Trust. Subject to ERISA, any expenses incurred by an Indemnitee which the Trustee believes to be subject to indemnification under the Trust Agreement may be charged against the Trust Fund if not paid by the Company at the Trustee's request, provided that the Company may delay payment of any amount in dispute until such dispute is resolved according to the provisions of the Trust Agreement. Such resolution may include the award of interest on unpaid amounts.

         In addition to any specific indemnification given the Company under other provisions of the Trust Agreement, the Trustee hereby indemnifies the Company and its officers, directors, employees, agents and affiliates ("Indemnitees") against, and shall hold the Indemnitees harmless from, any and all losses, claims, liabilities, and expenses (including reasonable attorney's fees and costs of defense) imposed upon or incurred by the Indemnitees as a result of any acts taken, or any failure to act, in accordance with directions from the Administrator, Authorized Person, Investment Manager or any other person specified in this Trust Agreement, or any designee of any such person, or by reason of the Indemnities' good faith execution of their


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

duties with respect to the Trust. Subject to ERISA, any expenses incurred by an Indemnitee which the Company believes to be subject to indemnification under the Trust Agreement may be assessed to the Trustee at the Company's request, provided that the Trustee may delay payment of any amount in dispute until such dispute is resolved according to the provisions of the Trust Agreement. Such resolution may include the award of interest on unpaid amounts.

SECTION 15.       RESIGNATION AND REMOVAL OF TRUSTEE.

         (a) Trustee may resign at any time by written notice to the Company, which shall be effective ninety (90) days after receipt of such notice unless the Company and Trustee agree otherwise.

         (b) Trustee may be removed by the Company, with thirty (30) days written notice or upon shorter notice accepted by Trustee; provided, however, that following a Change of Control, the Trustee may be removed only upon the Company's receipt of written consent from at least 100% of the participants (or, in the case of deceased participants, their beneficiaries).

SECTION 16.       APPOINTMENT OF SUCCESSOR.

         (a) If Trustee resigns or is removed in accordance with Section 15 hereof, the Company may appoint a successor corporate trustee, such as a bank trust department or other entity that may be granted corporate trustee powers under state law, as a successor to replace Trustee upon resignation or removal; provided, however, that following a Change of Control, the Company must obtain written approval of 100% of the participants (or, in the case of deceased participants, their beneficiaries), with respect to its selection of a successor trustee. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the Company or the successor Trustee to evidence the transfer.

                  The terminating Trustee shall transfer all property of the Trust Fund then held by it to such successor Trustee. The transfer shall be completed within sixty (60) days after receipt of notice of resignation, removal, or transfer, unless the Company extends the time limit. The terminating Trustee may require as a condition of making such transfer that the Company provide a writing indemnifying the Trustee against any losses arising from the replacement of the Trustee. If either party has given notice of termination as provided under this Trust Agreement, and upon the expiration of the advance notice period no other successor Trustee has been appointed and has accepted such appointment, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

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

         (b) The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections 11 and 12 hereof. The successor Trustee shall not be responsible for and the Company shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

SECTION 17.       AMENDMENT OR TERMINATION.

         (a) This Trust Agreement may be amended by a written instrument executed by Trustee and the Company. Notwithstanding the foregoing, without the written consent of at least 100% of the participants (or beneficiaries of any deceased participant), no such amendment shall relieve the Company of its funding obligations set forth in Sections 1(a) and 1(f), cause the Trust to become revocable by the Company, or otherwise conflict with the terms of the Plans.

         (b) The Trust shall not terminate until the date on which participants in the Plans and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plans. Upon termination of the Trust, any assets remaining in the Trust shall be returned to the Company. Upon completion of such termination, the Trustee shall be fully relieved all obligation pursuant to this Trust Agreement. The powers of the Trustee shall continue as long as any part of the fund remains in its possession.

         (c) Notwithstanding any other provision of the Trust Agreement to the contrary, if at any time the Trust is determined by the Internal Revenue Service not to be a "grantor trust," with the result that the income deductions and credits of the Trust are not treated as income, deductions and credits of the Company, or if the Company informs the Trustee that the value of benefits under the Fund will be taxable to Participants or their beneficiaries prior to the first distribution of such benefits, then the Trust Agreement shall immediately terminate and the assets of the Fund shall be liquidated and paid by the Trustee as soon as practicable to the Company or, if directed by the Company, to another person in a cash lump sum (less any expense or cost due).

         (d) Upon written approval of all participants or, in the case of deceased participants, their beneficiaries entitled at that time to payment of benefits pursuant to the terms of the Plans, the Company may terminate this Trust prior to the time all benefit payments under the Plans have been made. All assets in the Trust at termination shall be returned to the Company.

         (e) This Trust Agreement may not be amended by the Company or its successor following a Change of Control, as defined herein, without written approval of 100% of the participants or, in the case of deceased participants, their beneficiaries entitled at that time to payment of benefits pursuant to the terms of the Plans.


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                                    PAGE 21

SECTION 18.       MISCELLANEOUS.

         (a) If any paragraph, section, sentence, clause or phrase contained in the Trust Agreement becomes illegal, null, or void or against public policy, for any reason, or is held by any court of competent jurisdiction to be incapable of being construed or limited in a manner to make it enforceable, or is otherwise held by such court to be illegal, null or void or against public policy, the remaining provisions of the Trust Agreement shall not be affected.

         (b) The Trustee shall notify the Company of any tax levied upon or assessed against the Trust Fund of which the Trustee has knowledge. If the Trustee receives no instructions from the Company, the Trustee may pay the tax from the Trust Fund. If the Company wishes to contest the tax assessment, it shall give appropriate written instructions to the Trustee within ten (10) business days of notice from the Trustee. The Trustee shall not be required to bring any legal actions or proceedings to contest the validity of any tax assessments unless the Trustee has been indemnified to its satisfaction against loss or expense related to such actions or proceedings, including reasonable attorney's fees.

         (c) No participant or beneficiary of a deceased participant entitled to any benefit under this Trust and the Plans shall have any right to assign, alienate, hypothecate, or encumber such person's interest in any benefits under this Trust Agreement and those benefits shall not in any way be subject to claim of such participant's or beneficiary's creditors or liable to attachment, execution, or other process of law except to the extent required under an approved domestic relations order.

         (d) The Trust shall be administered in the State of California, and its validity, construction, and all rights hereunder shall be governed by ERISA (to the extent ERISA is applicable to the Trust) and, to the extent not preempted, by the laws of California.

         (e) For purposes of this Trust Agreement, a "Change of Control" shall mean the occurrence of any of the following:

                  (1) An acquisition of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 12(d) or 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) other than any parent, subsidiary or affiliate of the Company immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the Company's then outstanding voting securities; provided, however, in determining whether a Change of Control has occurred, Voting Securities which are acquired in a Non-Control




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                           Acquisition (as hereinafter defined) shall not
                           constitute an acquisition which would cause a Change of Control. A "Non-Control Acquisition" shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (i) the Company or (ii) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary") or (B) the Company or its Subsidiaries;

                  (2) The individuals who, as of the effective date of the Trust, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least one half (1/2) of the members of the Board; provided, however, that if the election, or nomination for election of any new director was approved by a vote of the members of the Board as provided by the Company's Bylaws, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest;

                  (3)      A complete liquidation or dissolution of the Company:
                           or

                  (4) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary or a parent in a Non-Control Acquisition).

         (f) For purposes of this Trust Agreement, a Change of Control shall be deemed to have occurred upon receipt by the Trustee of written notice to that effect from the Company. The Chief Executive Officer of the Company or the Board shall furnish written notice to the Trustee when a Change of Control occurs under the terms of the Trust. Upon receipt of a written demand from a participant in the Plans or his or her beneficiary, the Trustee shall request the Chief Executive Officer of the Company and the Board to advise it whether a Change of Control has occurred.

         (g) Notwithstanding any other provisions of the Trust, if the Internal Revenue Service is requested to issue to the Company a favorable letter ruling with respect to the unfunded, tax-deferred status of the Plans and such request is denied, the Trustee shall, after receiving a written direction from the Administrator, pay to the Company any part of the Trust Fund attributable to Company contributions then remaining in the Trustee's possession. As a condition to such repayment, the Company must execute, acknowledge, and deliver to the Trustee its written


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                                    PAGE 23
                  undertaking, in form satisfactory to the Trustee, to indemnify, defend, and hold the Trustee harmless from all claims, actions, demands, or liabilities arising in connection with such repayment, and provided further that such repayment shall occur within one year after the date the request for qualification is denied.

         (h) Except as otherwise specifically provided herein, any dispute under this Trust Agreement shall be resolved by submission of the issue to a member of the American Arbitration Association who is chosen by the Company and the Trustee. If the Company and the Trustee cannot agree on such a choice, each shall nominate a member of the American Arbitration Association, and the two nominees shall then select an arbitrator. Expenses of the arbitration shall be paid as decided by the arbitrator.

         (i) The Trustee is authorized to tape record conversations between the Trustee and persons acting on behalf of the Plans or a Participant in the Plans to verify data on transactions.

         (j) Except as otherwise provided in this Trust Agreement, the Trust Agreement shall inure to the benefit of, and be binding upon, the parties to the Trust Agreement and their successors and assigns.

         (k) The Company represents that it has consulted with and been advised by its professional advisors and/or counsel concerning the legality and propriety of the Trust Agreement.

         (l) If other trustees of separate trusts under the Plans may be appointed, then the Trustee under this Trust Agreement shall have no duties or responsibilities for Plan assets not held in the Trust by the Trustee, except as required by applicable law.

SECTION 19.       EFFECTIVE DATE.

         Executed this 28th day of February, 2003.

                              PEGASUS SOLUTIONS, INC.


                              By:
                                 ----------------------------------------------
                              Printed Name:  Ric L. Floyd
                                           ------------------------------------
                              Its: Executive Vice President and General Counsel
                                   --------------------------------------------


                              TRUSTEE:

                              By:
                                 ----------------------------------------------




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